Exhibit (23)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-27311) of Transcontinental Gas Pipe Line Corporation of our report dated February 26, 1999, with respect to the consolidated financial statements included in this Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                              ERNST & YOUNG LLP

Tulsa, Oklahoma
March 29, 1999